EXHIBIT 32


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Home Federal Bancorp, Inc. of Louisiana (the "Company") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Daniel R. Herndon, President and Chief Executive Officer, and Clyde D. Patterson, Executive Vice President (principal financial officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                         /s/ Daniel R. Herndon
                                         ---------------------------------------
                                         Daniel R. Herndon
                                         President and Chief Executive Officer
                                         May 16, 2005



                                         /s/ Clyde D. Patterson
                                         ---------------------------------------
                                         Clyde D. Patterson
                                         Executive Vice President
                                         (principal financial officer)
                                         May 16, 2005


     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Home Federal Bancorp, Inc. of Louisiana and will be retained by Home Federal Bancorp, Inc. of Louisiana and furnished to the Securities and Exchange Commission or its staff upon request.